                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 24, 2002


                                   VALESC INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                  0-31459                    23-3048857
        --------                  -------                    ----------
    (State or Other        (Commiss on File Number)         (IRS Employer
    Jurisdiction of                                     Identification Number)
    Incorporation)


                 2300 COIT ROAD, SUITE 300B, PLANO, TEXAS 75075
                 ----------------------------------------------
               (Address of Principal Executive Offices) (zip code)


        Registrant's telephone number, including area code: (972)495-3900



Item 5.  Other Events and Regulation FD Disclosure.

Effective September 23, 2002, Harry Kraus resigned as a director of Valesc Inc. Mr. Kraus resigned for personal reasons and not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Valesc Inc.
                                              (Registrant)



Date:  September 24, 2002                     By: /s/ Samuel Cohen
                                              ----------------------
                                              Samuel Cohen
                                              President